The North Carolina Capital Management Trust
Term Portfolio

Supplement to the Prospectus
and Statement of Additional Information
dated August 19, 1994

Effective October 1, 1995, the following information updates the discussion of the portfolio manager found in the "FMR" section on page 33.
Curtis Hollingsworth is manager of The North Carolina Capital Management
Trust: Term Portfolio, which he has managed since October 1995. He also manages Fidelity Short-Intermediate Government, Fidelity Institutional Short-Intermediate Government, Spartan Limited Maturity Government, and Spartan Short-Intermediate Government. Previously, he managed Spartan-Long Term Government Bond, Fidelity Government Securities and Fidelity Advisor Government Investment. Mr. Hollingsworth joined Fidelity in 1983.